SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2003

SUNTERRA CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13815	95-4582157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3865 W. Cheyenne Ave.

N. Las Vegas, NV 89032

“www.sunterra.com”

(Address of Principal Executive Offices)

702-804-8600

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

See Press Release dated March 6, 2003 entitled “Sunterra Corporation Begins Further Development at Sedona Summit and Plantations at Fall Creek.”

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99	Press Release dated March 6, 2003 entitled “Sunterra Corporation Begins Further Development at Sedona Summit and Plantations at Fall Creek.”

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTERRA CORPORATION
(Registrant)

Date: March 6, 2003	By:	/s/ Nicholas J. Benson
President and Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated March 6, 2003 entitled “Sunterra Corporation Begins Further Development at Sedona Summit and Plantations at Fall Creek.”

4